UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 27, 2019

LA-Z-BOY INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	1-9656	38-0751137
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One La-Z-Boy Drive, Monroe, Michigan	48162-5138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 242-1444

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LZB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 27, 2019, La-Z-Boy Incorporated (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). Of the 47,012,206 shares of the Company’s common stock, $1.00 par value, eligible to vote at the Annual Meeting, 43,477,347 shares were present in person or represented by proxy. Set forth below are the final voting results for the proposals voted on at the Annual Meeting.

Proposal 1: Election of Directors. Each of the ten director nominees shown below was elected to serve a one-year term until the 2020 annual meeting of shareholders or until his or her successor is duly elected and qualified. The voting results were as follows:

	Shares Voted	Shares Voted	Broker
Director Nominee	For	Withheld	Non-Votes
Kurt L. Darrow	38,334,989	1,488,817	3,653,541
Sarah M. Gallagher	39,599,331	224,475	3,653,541
Edwin J. Holman	39,296,150	527,656	3,653,541
Janet E. Kerr	39,582,601	241,205	3,653,541
Michael T. Lawton	39,599,245	224,561	3,653,541
H. George Levy, MD	39,433,978	389,828	3,653,541
W. Alan McCollough	39,492,853	330,953	3,653,541
Rebecca L. O’Grady	39,744,959	78,847	3,653,541
Lauren B. Peters	39,738,031	85,775	3,653,541
Dr. Nido R. Qubein	39,257,410	566,396	3,653,541

Proposal 2: Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020 was ratified by the following vote:

Shares Voted	Shares Voted
For	Against	Abstentions
42,165,341	1,275,313	36,693

Proposal 3: Approve, through a non-binding advisory vote, the compensation of the Company’s named executive officers. An advisory resolution approving the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement, was approved as follows:

Shares Voted	Shares Voted		Broker
For	Against	Abstentions	Non-Votes
33,078,855	6,701,549	43,402	3,653,541

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA-Z-BOY INCORPORATED
(Registrant)

Date: August 28, 2019

BY: /s/ Stephen K. Krull
Stephen K. Krull
Vice President, General Counsel and Secretary